UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 18, 2009

POWERSHARES DB US DOLLAR INDEX TRUST

(Registrant)

POWERSHARES DB US DOLLAR INDEX BULLISH FUND

DB US DOLLAR INDEX MASTER TRUST

DB US DOLLAR INDEX BULLISH MASTER FUND

(Rule 140 Co-Registrants)

(Exact Name of each Registrant as Specified in its Charter)

PowerShares DB US Dollar Index Trust, Delaware DB US Dollar Index Master Trust, Delaware (State or Other Jurisdiction of Incorporation or Organization)	87-0778080 (Trust) 87-0778081 (Master Trust) (IRS Employer ID Number(s))

c/o DB Commodity Services LLC 60 Wall Street New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

001-33314, 001-33315, 001-33316, 001-33317

(Commission File Number(s))

(212) 250-5883

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 17, 2009, PowerShares DB US Dollar Index Bullish Fund (the “Fund”), a series of PowerShares DB US Dollar Index Trust (the “Trust”), announced in a Current Report on Form 8-K that 9,400,000 of its Shares registered with the Securities and Exchange Commission (the “SEC”) were available for purchase by the Fund’s Authorized Participants. As stated in its current prospectus, the Fund creates and redeems Shares in blocks of 200,000 Shares called “Creation Baskets” and “Redemption Baskets,” respectively. Only Authorized Participants may purchase or redeem Creation Baskets or Redemption Baskets.

As of December 18, 2009, the Fund issued all of the remaining Shares to its Authorized Participants. As a result of these issuances, the Fund will temporarily suspend the issuance of additional Creation Baskets until the registration statement on Form S-3 (333-163552, 333-163552-05) which was initially filed on December 8, 2009 and registers an additional 240,000,000 Shares of the Fund (the “Registration Statement”) has been cleared by the SEC, the Financial Industry Regulatory Authority and the National Futures Association.

The Fund will issue a subsequent Current Report on Form 8-K to announce the effectiveness of the Registration Statement and its ability to resume offering Creation Baskets to its Authorized Participants.

The suspension of the issuance of Creation Baskets has no effect on the ability of Authorized Participants to redeem Redemption Baskets.

Any forward-looking statements in this Current Report are based on expectations of DB Commodity Services LLC, the managing owner of the Trust and the Fund (“DBCS”) at this time. Whether or not actual results and developments will conform to DBCS’ expectations and predictions, however, is subject to a number of risks and uncertainties, including the special considerations discussed in the Fund’s currently effective prospectus, general economic, market and business conditions, changes in laws or regulations or other actions made by governmental authorities or regulatory bodies, and other world economic and political developments. The Trust, the Fund and DBCS undertake no duty to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Any terms used and not otherwise defined herein shall have the meaning ascribed to such terms in the currently effective prospectus.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerShares DB US Dollar Index Trust

By:	DB Commodity Services LLC, its Managing Owner

By:	/s/ MARTIN KREMENSTEIN
Name:	Martin Kremenstein
Title:	Chief Operating Officer, Chief Investment Officer and Director

By:	/s/ MICHAEL GILLIGAN
Name:	Michael Gilligan
Title:	Principal Financial Officer

PowerShares DB US Dollar Index Bullish Fund, a series of PowerShares DB US Dollar Index Trust

By:	DB Commodity Services LLC, its Managing Owner

By:	/s/ MARTIN KREMENSTEIN
Name:	Martin Kremenstein
Title:	Chief Operating Officer, Chief Investment Officer and Director

By:	/s/ MICHAEL GILLIGAN
Name:	Michael Gilligan
Title:	Principal Financial Officer

DB US Dollar Index Master Trust

By:	DB Commodity Services LLC, its Managing Owner

By:	/s/ MARTIN KREMENSTEIN
Name:	Martin Kremenstein
Title:	Chief Operating Officer, Chief Investment Officer and Director

By:	/s/ MICHAEL GILLIGAN
Name:	Michael Gilligan
Title:	Principal Financial Officer

DB US Dollar Index Bullish Master Fund, a series of DB US Dollar Index Master Trust

By:	DB Commodity Services LLC, its Managing Owner

By:	/s/ MARTIN KREMENSTEIN
Name:	Martin Kremenstein
Title:	Chief Operating Officer, Chief Investment Officer and Director

By:	/s/ MICHAEL GILLIGAN
Name:	Michael Gilligan
Title:	Principal Financial Officer

Date: December 18, 2009

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